SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported): February 11, 2003

CSK AUTO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	001-13927 (Commission File Number)	86-0765798 (I.R.S. Employer Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona (Address of principal executive offices)		85012 (Zip Code)

Registrant’s Telephone Number, Including Area Code:	(602) 265-9200

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

            99.1 Press Release dated February 11, 2003.

Item 9. Regulation FD Disclosure

     On February 11, 2003, the Company made the announcements contained in the press release furnished as Exhibit 99.1 to this current report.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSK Auto Corporation

By: /s/ DON W. WATSON Don W. Watson Senior Vice President Chief Financial Officer and Treasurer

DATED: February 11, 2003

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Exhibit Index

99.1	Press Release dated February 11, 2003

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